UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Vahanna Tech Edge Acquisition I Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROXY STATEMENT

FOR

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD MAY [    ], 2023

FIRST MAILED ON OR ABOUT MAY [    ], 2023

VAHANNA TECH EDGE ACQUISITION I CORP.

1230 Avenue of the Americas, 16th Floor

New York, NY 10020

May [    ], 2023

Dear Shareholders:

On behalf of the Board of Directors of Vahanna Tech Edge Acquisition I Corp. (the “Company,” “VHNA”, “Vahanna” or “we”), I invite you to attend our Extraordinary General Meeting of Shareholders at [ ] Eastern Time on May [     ], 2023 (the “Extraordinary General Meeting”). We hope you can join us and participate by virtual attendance or in person. VHNA will be holding the Extraordinary General Meeting at the offices of Winston & Strawn LLP located at 200 Park Avenue, New York, NY 10166 and virtually at https://www.cstproxy.com/vahannatech/2023.

The Notice of Extraordinary General Meeting of Shareholders, the Proxy Statement and the proxy card accompanying this letter are also available at https://www.cstproxy.com/vahannatech/2023. We are first mailing these materials to our shareholders on or about May [    ], 2023.

As discussed in the enclosed Proxy Statement, the Extraordinary General Meeting will be devoted to (i) a proposal to amend and restate (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to, among other things, modify the monthly amount that Vahanna LLC, our sponsor (the “Sponsor”), or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to implement the Board’s plan to extend the period of time to consummate a business combination (the “Extension”), in the event that the Company does not consummate a business combination within 18 months from the consummation of the IPO (May 26, 2023) (the “Current Termination Date”), if requested by the Sponsor and accepted by the Company, from $0.033 per outstanding share to the lesser of $0.033 per outstanding share and $225,000, and increase the maximum number of such monthly extensions from up to three times to up to twelve times (the termination date as so extended, the “Extended Termination Date”) by amending and restating the Charter in the form set forth in Annex A to the accompanying Proxy Statement (we refer to this proposal as the “Charter Amendment Proposal”); (ii) a proposal to amend and restate (the “Trust Amendment”) the Company’s investment management trust agreement dated as of November 22, 2021 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) to, among other things, (a) allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to the Extended Termination Date by depositing into the Trust Account, for each one-month extension, the lesser of $0.033 per outstanding share and $225,000 and (b) provide that the Company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Charter Amendment and the Trust Amendment (we refer to this proposal as the “Trust Amendment Proposal”); and (iii) a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company an option to further extend the time to complete a business combination (the “Combination Period”). Pursuant to the Company’s Charter, the Company currently has until May 26, 2023 (18 months from the consummation of its IPO) (or until August 26, 2023 (21 months from the consummation of the IPO), subject to the Sponsor depositing

$660,330 in the Trust Account (as defined below) for each one-month extension or $1,980,990 for a full three-month extension) to complete its initial business combination. As previously announced, the Company has entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) dated as of February 10, 2023, with Vahanna Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Roadzen, Inc., a Delaware corporation (“Roadzen”). Pursuant to the terms of the Merger Agreement, at the closing (the “Closing”) of the transactions contemplated thereby (the “Transactions”), a business combination between the Company and Roadzen will be effected through the merger of Merger Sub with and into Roadzen, with Roadzen surviving as a wholly-owned subsidiary of the Company (the “Merger”). Vahanna will be renamed as Roadzen Inc., after the Merger (“New Roadzen”).

Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination, and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. The Company will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all its shareholders.

The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before May 26, 2023 (the Current Termination Date) to hold a shareholders’ meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before May 26, 2024. The Sponsor is willing to make a monthly loan of the lesser of $0.033 per outstanding share and $225,000 to the Company (we refer to each loan as a “Contribution”) so the Company can deposit into the Trust Account the Contribution amount as the extension payment for each one-month extension proposed hereby. The Contribution will be deposited in the Trust Account within five (5) business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution, which will be made on the day when the Charter Amendment is filed and becomes effective. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor only upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Charter Amendment Proposal is more fully described in the accompanying Proxy Statement.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time up to the Extended Termination Date, provided that the Contribution is deposited into the Trust Account.

Our Board of Directors has determined that it is in the best interests of the Company to allow the Company to extend the time to complete a business combination up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to May 26, 2024, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Sponsor does not elect to extend the Current Termination Date by further funding the Trust Account and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our warrants to receive ordinary shares upon the consummation of an initial business combination and the warrants will expire worthless.

You are not being asked to vote on any business combination at this time. If the Charter Amendment and the Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought in connection with the Business Combination) or the Company has not consummated the business combination by the applicable termination date.

In connection with the Charter Amendment and the Trust Amendment, public shareholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to a vote by the shareholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $[         ] million as of May [     ], 2023. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. As of the date of this proxy statement, the Sponsor owns (i) an aggregate of 4,852,500 shares of the Company’s Class B ordinary shares, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and (ii) 8,638,500 warrants, which we refer to as the “Private Placement Warrants”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Mizuho Securities USA LLC (“Mizuho”) owns an aggregate of 150,000 Founder Shares that were purchased from our Sponsor. If a business combination is not completed by the Extended Termination Date, the Founder Shares held by the Sponsor and Mizuho and the Private Placement Warrants held by the Sponsor will become worthless.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting (or May [         ], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of May [         ], 2023, there was approximately $[         ] million in the Trust Account. If the Charter Amendment Proposal is approved and the Company extends the Combination Period up to May 26, 2024, with twelve (12) one-month extensions after May 26, 2023, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation, as applicable, will be approximately $[         ] per share (without taking into account any interest).

Our Board has fixed the close of business on May [         ], 2023 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

We know that many of our shareholders will be unable to attend the Extraordinary General Meeting in person or online. We are soliciting proxies so that each shareholder of record has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Extraordinary General Meeting. Whether or not you plan to participate at the Extraordinary General Meeting in person, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Extraordinary General Meeting. Regardless of the number of VHNA shares you own, your attendance in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment and the Trust Amendment at the Extraordinary General Meeting. Whether or not you plan to participate in person in the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares. Thank you for your continuing interest in Vahanna Tech Edge Acquisition I Corp.

Sincerely,

/s/ Karan Puri
Karan Puri
Chief Executive Officer

Vahanna Tech Edge Acquisition I Corp.

1230 Avenue of the Americas, 16th Floor

New York, NY 10020

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE

HELD ON MAY [    ], 2023

To the Shareholders of Vahanna Tech Edge Acquisition I Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of Shareholders of Vahanna Tech Edge Acquisition I Corp. (the “Company,” “VHNA” or “we”), a British Virgin Islands business company, will be held on May [    ], 2023, at [    ] Eastern Time, at the offices of Winston & Strawn LLP located at 200 Park Avenue, New York, NY 10166 and also virtually at https://www.cstproxy.com/vahannatech/2023.

The purpose of the Extraordinary General Meeting will be to consider and vote upon the following proposals:

1.

A proposal to amend and restate (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to, among other things, modify the monthly amount that Vahanna LLC, our sponsor (the “Sponsor”), or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to implement the Board’s plan to extend the period of time to consummate a business combination (the “Extension”), in the event that the Company does not consummate a business combination within 18 months from the consummation of the IPO (May 26, 2023) (the “Current Termination Date”), if requested by the Sponsor and accepted by the Company, from $0.033 per outstanding share to the lesser of $0.033 per outstanding share and $225,000, and increase the maximum number of such monthly extensions from up to three times to up to twelve times (the termination date as so extended, the “Extended Termination Date”) by amending and restating the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Charter Amendment Proposal”).

2.

A proposal to amend and restate (the “Trust Amendment”) the Company’s investment management trust agreement dated as of November 22, 2021 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) to, among other things, (a) allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to the Extended Termination Date by depositing into the Trust Account, for each one-month extension, the lesser of $0.033 per outstanding share and $225,000 and (b) provide that the Company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Charter Amendment and the Trust Amendment (we refer to this proposal as the “Trust Amendment Proposal”).

3.

A proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal (the “Adjournment Proposal”).

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time up to the Extended Termination Date, provided that the Contribution is deposited into the Trust Account.

The Board has fixed the close of business on May [ ], 2023 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

By Order of the Board of Directors
Karan Puri
Chief Executive Officer
May [ ], 2023

IMPORTANT

WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE EXTRAORDINARY GENERAL MEETING IN PERSON OR VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY [    ], 2023. THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/vahannatech/2023. THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY IS:

Vahanna Tech Edge Acquisition I Corp.

1230 Avenue of the Americas, 16th Floor

New York, NY 10020

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Vahanna Tech Edge Acquisition I Corp. (“VHNA”). Forward-looking statements reflect VHNA’s current views with respect to, among other things, its capital resources and results of operations. Likewise, VHNA’s financial statements and all of VHNA’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect VHNA’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. VHNA does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	VHNA’s ability to complete an initial business combination, whether with Roadzen or another company;

•	the anticipated benefits of an initial business combination, whether with Roadzen or another company;

•	the volatility of the market price and liquidity of the Ordinary Shares, Founder Shares and other securities of VHNA;

•	the use of funds not held in the Trust Account or available to VHNA from interest income on the Trust Account balance;

•	the competitive environment in which Roadzen will operate following an initial business combination; and

•	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect VHNA’s good faith beliefs, they are not guarantees of future performance. VHNA disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause VHNA’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in VHNA’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 14, 2023 and amended by other reports VHNA filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to VHNA (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement, including the annexes thereto.

Q. Why am I receiving this proxy statement?	A.

Vahanna is a blank check company incorporated under the laws of the British Virgin Islands on April 22, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, without limitation as to business, industry or sector. Vahanna’s registration statement on Form S-1 (File No. 333-260748) for Vahanna’s IPO was declared effective by the SEC on November 22, 2021. On November 26, 2021, Vahanna consummated its IPO of 20,010,000 units (the “Vahanna Units”). Each Vahanna Unit consists of one Class A ordinary share, $0.0001 par value per share, and one-half of one warrant, with each whole warrant entitling the holder to purchase one Class A ordinary share at $11.50 per share (“public warrant”). The Vahanna Units were sold at an offering price of $10.00 per Vahanna Unit, generating gross proceeds of $200,100,000. Simultaneously with the consummation of the IPO and the sale of the Vahanna Units, Vahanna consummated the private placement of an aggregate of 8,638,500 warrants (the “private placement warrants”) issued to the Sponsor at a price of $1.00 per warrant, generating total proceeds of $8,638,500. Each private placement warrant is exercisable for one Class A ordinary share.

A total of $204,102,000 of the net proceeds from Vahanna’s IPO and the private placement with the Sponsor, Vahanna’s officers and directors and the holders of the Class B Ordinary Shares prior to the IPO (the “Initial Shareholders”) and Mizuho were deposited in the Trust Account established for the benefit of the holders of Class A ordinary shares.

Like most blank check companies, the Charter provides for the return of the IPO proceeds held in trust to the holders of Class A ordinary shares sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Current Termination Date.

Vahanna believes that it is in the best interests of the Company to continue Vahanna’s existence until the Extended Termination Date, in order to allow Vahanna additional time to complete the Business Combination and is therefore holding this Extraordinary General Meeting.

Q. When and where is the Extraordinary General Meeting?	A.	The Extraordinary General Meeting will be held on May [ ], 2023, at [ ] p.m., New York time at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 and via live webcast at https://www.cstproxy.com/vahannatech/2023 with the password of 6035129#. You may also attend the special meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 6035129#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically.

Q. What do I need in order to be able to participate in the Extraordinary General Meeting online?	A.	You can attend the Extraordinary General Meeting via the Internet by visiting https://www.cstproxy.com/vahannatech/2023 with the password of 6035129#. If you do not have internet capabilities, you can listen only to the special meeting by dialing 1-800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 605129#. This is listen only, you will not be able to vote or enter questions during the special meeting. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

•  A proposal to amend and restate (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to, among other things, modify the monthly amount that Vahanna LLC, our sponsor (the “Sponsor”), or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to implement the Board’s plan to extend the period of time to consummate a business combination (the “Extension”), in the event that the Company does not consummate a business combination within 18 months from the consummation of the IPO (May 26, 2023) (the “Current Termination Date”), if requested by the Sponsor and accepted by the Company, from $0.033 per outstanding share to the lesser of $0.033 per outstanding share and $225,000, and increase the maximum number of such monthly extensions from up to three times to up to twelve times (the termination date as so extended, the “Extended Termination Date”) by amending and restating the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Charter Amendment Proposal”);

•  A proposal to amend and restate (the “Trust Amendment”) the Company’s investment management trust agreement dated as of November 22, 2021 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the

“Trustee”) to, among other things, (a) allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to the Extended Termination Date by depositing into the Trust Account, for each one-month extension, the lesser of $0.033 per outstanding share and $225,000 and (b) provide that the Company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Charter Amendment and the Trust Amendment (we refer to this proposal as the “Trust Amendment Proposal”); and

•  A proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal (the “Adjournment Proposal”).

Q. Are the proposals conditioned on one another?	A.

Approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. In addition, Vahanna will not proceed with the Extension or the redemptions if Vahanna will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the redemptions.

If the Charter Amendment Proposal and the Trust Amendment Proposal are implemented and one or more Vahanna shareholders elect to redeem their public shares pursuant to the Redemption, Vahanna will remove from the Trust Account and deliver to the holders of such redeemed public shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed public shares, and retain the remainder of the funds in the Trust Account for Vahanna’s use in connection with consummating the Business Combination on or before the Extended Termination Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Sponsor does not elect to extend the Current Termination Date by further funding the Trust Account and a business combination is not consummated by the Current Termination Date, the Company will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law.

The Initial Shareholders waived their rights to participate in any liquidating distribution with respect to the 4,852,500 Founder Shares held by them. There will be no distribution from the Trust Account with respect to Vahanna’s warrants, which will expire worthless in the event Vahanna dissolves and liquidates the Trust Account.

The Adjournment Proposal is conditioned on Vahanna not obtaining the necessary votes for approving the Charter Amendment Proposal and the Trust Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. Why is the Company proposing to amend its Charter and Trust Agreement?	A.

On February 10, 2023, the Company entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”), with Vahanna Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Roadzen, Inc., a Delaware corporation (“Roadzen”). Pursuant to the terms of the Merger Agreement, at the closing (the “Closing”) of the transactions contemplated thereby (the “Transactions”), a business combination between the Company and Roadzen will be effected through the merger of Merger Sub with and into Roadzen, with Roadzen surviving as a wholly-owned subsidiary of the Company (the “Merger”). The Merger will be submitted to shareholders for approval at an extraordinary general meeting of shareholders. The Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement/prospectus on Form S-4 (File No. 333-269747, the “Merger Proxy Statement”) in connection with the proposed Merger and other matters.

There is not sufficient time before May 26, 2023 to allow the Company to consummate the Merger. Accordingly, the Board has determined that, given the Company’s expenditure of time, effort and money on identifying the target business and completing the Merger, it is in the best interests of the Company to approve the Charter Amendment and the Trust Amendment in order to amend the Charter and the Trust Agreement and, assuming that the Charter Amendment and the Trust Amendment are so approved and the Charter and the

Trust Agreement are amended, the Company will have to consummate the Merger or an alternative initial business combination before the Extended Termination Date.

The Company believes that, given the Company’s expenditure of time, effort and money on a proposed business combination, circumstances warrant providing shareholders an opportunity to consider a proposed business combination. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the Company’s corporate existence until the Extended Termination Date.

Holders of public shares may elect to redeem their shares in connection with the Charter Amendment and the Trust Amendment regardless of how such public shareholders vote in regard to such amendment. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Charter. However, the Company will not proceed with the Charter Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001, the Charter Amendment and the Trust Amendment are not approved, and the Sponsor does not elect to extend the Current Termination Date by further funding the Trust Account, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to the public shareholders.

You are not being asked to vote on any proposed business combination at this time. If the Charter Amendment and the Trust Amendment are approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Q. Why should I vote for the Charter Amendment?	A.

The approval of the Charter Amendment is essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination.

The Company has filed the Merger Proxy Statement with the SEC and will mail the definitive Merger Proxy Statement to shareholders to approve the Merger and other matters. However, because it is likely the Company will not be able to conclude the Merger by the Current Termination Date, the Company has determined to seek shareholder approval to amend the Charter to implement the Board’s plan to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate this extension are embodied in the Charter Amendment.

Q. Why should I vote for the Trust Amendment?	A.

The approval of the Trust Amendment is essential to implement the Board’s plan to extend the date by which the Company must consummate its initial business combination and ensure that the Company would not be considered an investment company under the Investment Company Act of 1940 (the “Investment Company Act”).

The Company has filed the Merger Proxy Statement with the SEC and will mail the definitive Merger Proxy Statement to shareholders to approve the Merger and other matters. However, because it is likely the Company will not be able to conclude the Merger by the Current Termination Date, the Company has determined to seek shareholder approval to implement the Board’s plan to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate this extension are embodied in the Trust Amendment.

Q. Why should I vote for the Adjournment Proposal?	A.	If the Adjournment Proposal is not approved by Vahanna shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Q. Who may vote at the Extraordinary General Meeting?	A.	The Board has fixed the close of business on [ ], 2023 as the date for determining the shareholders entitled to vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment.

Q. How many votes must be present to hold the Extraordinary General Meeting?	A.	A quorum of at least one-third of the Company’s shares outstanding as of the record date ([ ], 2023), present in person or by proxy, will be required to conduct the Extraordinary General Meeting.

Q. How many votes do I have?	A.	You are entitled to cast one vote at the Extraordinary General Meeting for each share you held as of [ ], 2023, the record date for the Extraordinary General Meeting. As of the close of business on the record date, there were 25,012,500 Ordinary Shares outstanding, including 5,002,500 Founder Shares.

Q. What is the proxy card?	A.	The proxy card enables you to appoint the representatives named on the card to vote your shares at the Extraordinary General Meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the Extraordinary General Meeting. Even if you plan to attend the Extraordinary General Meeting, it is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date, in case your plans change.

Q. What is the difference between a shareholder of record and a beneficial owner of shares held in street name?	A.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. How do the Company’s insiders intend to vote their shares?	A.	All of the Company’s directors, executive officers and their affiliates as well as other shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the Charter Amendment, the Trust Amendment and the other proposals set forth herein. On the record date, these shareholders beneficially owned and were entitled to vote 4,852,500 of the Company’s shares, representing approximately 19% of the Company’s outstanding shares.

Q. What vote is required to adopt the proposals?	A.	Provided that there is a quorum, the affirmative vote of a majority of the votes of the Ordinary Shares cast (in person or by proxy) entitled to vote at the Extraordinary General Meeting and voting on the proposal of the Charter Amendment will be required to approve the Charter Amendment and the affirmative vote of 65% of the then outstanding ordinary shares, voting together as a single class will be required to approve the Trust Amendment. Approval of the proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting requires the affirmative vote of a majority of the votes of the Ordinary Shares present (in person or by proxy) entitled to vote at the Extraordinary General Meeting and voting on the proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the proposals.

Q. What if I don’t want the Charter Amendment and the Trust Amendment to be approved?	A.	If you do not want the Charter Amendment and the Trust Amendment to be approved, you must vote against such proposal. You will be entitled to redeem your shares for cash in connection with this vote only if you elect to redeem your shares for a pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment and the Trust Amendment (the “Election”). If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the Trust Account if an initial business combination is approved and completed, subject to any limitations set forth in the Charter.

In addition, public shareholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

If the Charter Amendment and the Trust Amendment are approved and you exercise your redemption right with respect to your public shares, you will no longer own your public shares once the Charter Amendment and the Trust Amendment become effective.

Q. What happens if the Charter Amendment and the Trust Amendment are not approved?	A.

If the Charter Amendment and the Trust Amendment are not approved and the Sponsor does not elect to extend the Current Termination Date by further funding the Trust Account and a business combination is not consummated by the Current Termination Date, the Company will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law.

In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment of taxes due on such funds. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

Q. If the Charter Amendment and the Trust Amendment are approved, what happens next?	A.

The Company will work to complete the Merger in accordance with the terms of the Merger Agreement.

If the Charter Amendment and the Trust Amendment are approved, the removal of funds in connection with any redemptions from the Trust Account may significantly reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s shares held by the Initial Shareholders and Mizuho.

Q. Am I able to exercise my redemption right in connection with the Business Combination?		If you do not choose to exercise redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise redemption rights in connection with the Business Combination if you are a holder of Class A ordinary shares as of the close of business on the record date for an Business Combination extraordinary general meeting, and you will be able to vote to approve the Business Combination in a business combination extraordinary general meeting, to be held at a later date.

Q. Do I need to request that my shares be redeemed whether I vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal?		Yes. Whether you vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your Class A ordinary shares.

Q. How do I exercise my redemption rights?	A.	In order to exercise your redemption rights, you must (x) submit a request in writing prior to [ ] p.m., Eastern Time on May [ ], 2023 (two business days before the Extraordinary General Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, and (y) deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Extraordinary General Meeting. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may not be withdrawn without consent of the directors.

Q. Would I still be able to exercise my redemption rights if I vote against or abstain from voting on the Charter Amendment and the Trust Amendment?	A.	Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment and the Trust Amendment regardless of how such public shareholders vote in regard to those amendments or otherwise at the Extraordinary General Meeting. However, the Company will not proceed with the Charter Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001, the Charter Amendment and the Trust Amendment are not approved, and the Sponsor does not elect to extend the Current Termination Date by further funding the Trust Account, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to the public shareholders. Public shareholders are not required to affirmatively vote either for or against the Charter Amendment and the Trust Amendment in order to redeem their shares for a pro rata portion of the funds held in the Trust Account. This means that public shareholders who hold public shares on or before such date that is two business days before the Extraordinary General Meeting may elect to redeem their shares whether or not they are holders of the record date, and whether or not they vote for the proposal of the Charter Amendment and the Trust Amendment. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the depository trust company’s DWAC (deposit withdrawal at custodian) system. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

Q. What will happen to my warrants if the Charter Amendment and the Trust Amendment are approved?	A.	If the Charter Amendment and the Trust Amendment are approved, holders of public warrants will continue to have five years from the consummation of the Company’s initial business combination to exercise such warrants. In addition, each holder of a right will be entitled to receive one-half of one ordinary share upon consummation of our initial business combination. If the Charter Amendment and the Trust Amendment are not approved, the Company’s warrants will expire worthless.

Q. What is the deadline for voting my shares?	A.	If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the Extraordinary General Meeting, in order for your shares to be voted at the Extraordinary General Meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q. What interests do Vahanna’s directors and officers have in the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?	A.	Vahanna’s directors and officers have interests in the Charter Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class A ordinary shares, Class B ordinary shares and private placement warrants that may become exercisable in the future. See the section entitled “Interests of the Initial Shareholders” in this proxy statement.

Q. Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal and the Trust Amendment Proposal?	A.	No. There are no appraisal or dissenters’ rights available to Vahanna shareholders in connection with the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. If I own a public warrant, can I exercise redemption rights with respect to my public warrants?	A.	No. The holders of public warrants issued in connection with the IPO, which are exercisable for one share of Class A ordinary shares at an exercise price of $11.50 per Class A ordinary share have no redemption rights with respect to such public warrants.

Q. If I am a Unit holder, can I exercise redemption rights with respect to my Units?	A.

No. Holders of outstanding Units must separate the underlying Class A ordinary shares and public warrants prior to exercising redemption rights with respect to the Class A ordinary shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Class A ordinary shares and public warrants. This must be completed far enough in advance to permit the mailing of the Class A ordinary share certificates back to you so that you may then exercise your redemption rights upon the separation of the Class A ordinary shares from the Units. See “How do I exercise my redemption rights?” above. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Class A ordinary shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Class A ordinary shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Class A ordinary shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q. What do I need to do now?		You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Charter Amendment Proposal and the Trust Amendment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q. Is my vote confidential?	A.	Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q. Where will I be able to find the voting results of the Extraordinary General Meeting?	A.	We will announce preliminary voting results at the Extraordinary General Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Extraordinary General Meeting.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Morrow Sodali to assist us in soliciting proxies for a nominal fee plus reasonable out-of-pocket expenses.

Q. How do I vote?	A.

If you were a holder of record of Class A ordinary shares on May [    ], 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York time, on May [    ], 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting and entering the voter control number included on your proxy card.

Q. How can I submit my proxy or voting instruction form?	A.	Whether you are a shareholder of record or a beneficial owner, you may direct how your shares are voted without attending the Extraordinary General Meeting. If you are a shareholder of record, you may submit a proxy to direct how your shares are voted at the Extraordinary General Meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker, trust or other nominee in order to authorize how your shares are voted at the Extraordinary General Meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker, trust or other nominee.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the Extraordinary General Meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the Extraordinary General Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?	A.

Yes. You may change your vote by:

•  Entering a new vote by Internet or telephone;

•  ending a later-dated, signed proxy card addressed to Vahanna’s registered office located at Vahanna Tech Edge Acquisition I Corp., 1230 Avenue of the Americas, 16th Floor, New York, NY 10020, so that it is received not less than 48 hours before the time of the Extraordinary General Meeting or any adjournment thereof; or

•  attending and voting during the Extraordinary General Meeting,

You also may revoke your proxy by sending a notice of revocation to Vahanna’s registered office, which must be received on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q. How are votes counted?	A.	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Approval of the Charter Amendment Proposal and Adjournment Proposal requires the affirmative vote of a majority of the shares present in person physically or by virtual attendance or represented by proxy which were present at the Extraordinary General Meeting and were voted. Approval of the Trust Amendment Proposal requires the affirmative vote of 65% of the then outstanding ordinary shares of the Company, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the proposal.

Q. If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?	A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Vahanna believes that all of the proposals presented to the shareholders at the Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

Q. Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact:

Vahanna Tech Edge Acquisition I Corp.

1230 Avenue of the Americas, 16th Floor

New York, NY 10020

Attn: Raahim Don

Tel: (347) 745-6448

or

You may also contact our proxy solicitor at:

Morrow Sodali, LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: VHNA@investor.morrowsodali.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where Can You Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your shares (either physically or electronically) to our transfer agent prior to the Extraordinary General Meeting. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004-1561

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

Date, Time and Place of the Extraordinary General Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Vahanna Tech Edge Acquisition I Corp. (the “Company,” “VHNA,” or “we”), a British Virgin Islands business company, in connection with the Extraordinary General Meeting of Shareholders to be held on May [    ], 2023, at [            ] Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Extraordinary General Meeting, and any adjournments thereof, at the offices of Winston & Strawn LLP located at 200 Park Avenue, New York, NY 10166 and also virtually at https://www.cstproxy.com/vahannatech/2023.

The principal executive office of the Company is 1230 Avenue of the Americas, 16th Floor, New York, NY 10020, and its telephone number, including area code, is (347) 745-6448.

Purpose of the Extraordinary General Meeting

At the Extraordinary General Meeting, you will be asked to consider and vote upon the following matters:

1.

A proposal to amend and restate (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to, among other things, modify the monthly amount that Vahanna LLC, our sponsor (the “Sponsor”), or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to implement the Board’s plan to extend the period of time to consummate a business combination (the “Extension”), in the event that the Company does not consummate a business combination within 18 months from the consummation of the IPO (May 26, 2023) (the “Current Termination Date”), if requested by the Sponsor and accepted by the Company, from $0.033 per outstanding share to the lesser of $0.033 per outstanding share and $225,000, and increase the maximum number of such monthly extensions from up to three times to up to twelve times (the termination date as so extended, the “Extended Termination Date”) by amending and restating the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Charter Amendment Proposal”)..

2.

A proposal to amend and restate (the “Trust Amendment”) the Company’s investment management trust agreement dated as of November 22, 2021 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) to, among other things, (a) allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to the Extended Termination Date by depositing into the Trust Account, for each one-month extension, the lesser of $0.033 per outstanding share and $225,000 and (b) provide that the Company shall hold the trust assets solely in cash from and after the effectiveness of the Charter Amendment and the Trust Amendment (we refer to this proposal as the “Trust Amendment Proposal”).

3.

A proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal (the “Adjournment Proposal”).

Pursuant to the Company’s Charter, the Company currently has until May 26, 2023 (or up to August 26, 2023, subject to the Sponsor depositing $660,330 in the Trust Account for each one-month extension or $1,980,990 for a full three-month extension) to complete its initial business combination. As previously announced, the Company has entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) dated as of February 10, 2023, with Vahanna Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Roadzen, Inc., a Delaware corporation (“Roadzen”). Pursuant to the terms of the Merger Agreement, at the closing (the “Closing”) of the transactions contemplated thereby (the “Transactions”), a business combination between the Company and Roadzen will be effected through the merger of Merger Sub with and into Roadzen, with Roadzen surviving as a wholly-owned subsidiary of the Company (the “Merger”). Vahanna will be renamed as Roadzen Inc., after the Merger (“New Roadzen”).

Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination, and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. We will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a separate proxy statement/prospectus in relation thereto will be sent to all our shareholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before May 26, 2023 (the Current Termination Date) to hold an extraordinary general meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before May 26, 2024. The Sponsor is willing to make a monthly loan of the lesser of $0.033 per outstanding share and $225,000 to the Company (we refer to each loan as a “Contribution”) so the Company can deposit into the trust account established for the benefit of the public shareholders in connection with the IPO (the “Trust Account”) the Contribution amount as the extension payment for each one-month extension proposed hereby. The Contribution will be deposited in the Trust Account within five (5) business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution, which will be made on the day when the Charter Amendment is filed and becomes effective. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor only upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

Our Board of Directors has determined that it is in the best interests of the Company to allow the Company to extend the time to complete a business combination up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to May 26, 2024, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Sponsor does not elect to extend the Current Termination Date by further funding the Trust Account and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our warrants to receive ordinary shares upon the consummation of an initial business combination and the warrants will expire worthless.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [            ], 2023 (the “Record Date”) and only shareholders of record on that day will be entitled to vote at the Extraordinary General Meeting and any adjournments thereof.

Holders of the Company’s Class A ordinary shares and Class B ordinary shares (collectively, “Ordinary Shares”) will vote together as a single class, with each share entitling the holder thereof to one vote. The Company’s Ordinary Shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. The proxy may be revoked by the shareholders at any time prior to its being voted by filing with the Secretary of the Company either by a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our shareholders on or about May [    ], 2023.

Dissenters’ Right of Appraisal

Holders of Ordinary Shares do not have appraisal rights under the laws of British Virgin Islands or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the meeting is 25,012,500. Each Ordinary Share is entitled to one vote. The presence by proxy or attendance, in person or virtually, at the Extraordinary General Meeting of the holders of not less than one-third of the votes of the Ordinary Shares entitled to vote at the Extraordinary General Meeting will constitute a quorum. There is no cumulative voting. Shares present at the meeting that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 and Proposal 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Extraordinary General Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	Majority of the shares present in person physically or by virtual attendance or represented by proxy which were present at the Extraordinary General Meeting and were voted	No

Trust Amendment	The affirmative vote of 65% of the then outstanding ordinary shares of the Company, voting together as a single class	No

Adjournment	Majority of the shares present in person physically or by virtual attendance or represented by proxy which were present at the Extraordinary General Meeting and were voted	Yes

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Extraordinary General Meeting. Your proxy card shows the number of Ordinary Shares that you own.

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You can vote your shares in advance of the Extraordinary General Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

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You can participate in the Extraordinary General Meeting and vote in person physically or by virtual attendance even if you have previously voted by submitting a proxy. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your Ordinary Shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged Morrow Sodali, LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Morrow Sodali its customary fee and out-of-pocket expenses. The Company will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali, LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: VHNA@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary General Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Shareholders

Only one copy of this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other shareholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of Proxy Statement for future shareholder meetings of the Company, please specify such request to Morrow Sodali, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, (800) 662-5200 for individuals or (203) 658-9400 for banks and brokers, VHNA@investor.morrowsodali.com.

If you share an address with at least one other shareholder and currently receive multiple copies of this Proxy Statement, and you would like to receive a single copy of this Proxy Statement, please specify such request to Morrow Sodali, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, (800) 662-5200 for individuals or (203) 658-9400 for banks and brokers, VHNA@investor.morrowsodali.com.

Redemption Rights

Pursuant to our Charter, any holders of our public shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Extraordinary General Meeting. Regardless of whether you vote for or against the Charter Amendment and the Trust Amendment, if your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Extraordinary General Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $[            ] million on May [    ], 2023, the estimated per share redemption price would have been approximately $[            ].

In order to exercise your redemption rights, you must:

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submit a request in writing prior to [            ] p.m., Eastern Time on May [    ], 2023 (two business days before the Extraordinary General Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

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deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may not be withdrawn without consent of the directors. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

If you exercise your redemption rights, your Ordinary Shares will cease to be outstanding immediately prior to the Extraordinary General Meeting (assuming the Charter Amendment Proposal and the Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by May 26, 2023, we may be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders and our rights to receive ordinary shares upon the consummation of an initial business combination and the rights will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 14, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occurs, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Amendment Proposal will enable us to complete a business combination.

Approving the Charter Amendment Proposal involves a number of risks. Even if the Charter Amendment Proposal is approved, we can provide no assurances that a business combination will be consummated prior to the Extended Termination Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment Proposal is approved, we expect to seek shareholder approval of a business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Charter Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Charter Amendment or a business combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Amendment Proposal and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Charter Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our Class A ordinary shares may adversely affect the liquidity of our securities.

A holder of Class A ordinary shares may request that the Company redeem all or a portion of such shareholder’s Class A ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Class A ordinary shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete a business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of a business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete a business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a business combination. The SEC has, in the past year, proposed certain rules and may, in the future, adopt other rules, which may have a material effect on our activities and on our ability to consummate a business combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a business combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our business combination and may constrain the circumstances under which we could complete a business combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Vahanna at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a business combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing a business combination, and may constrain the circumstances under which we could complete a business combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Vahanna at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may be subject to an excise tax under the newly enacted Inflation Reduction Act of 2022 in connection with redemptions of our Class A ordinary shares after December 31, 2022.

The Inflation Reduction Act of 2022, enacted in August 2022, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders. Because we are a “blank check” British Virgin Islands business company with no subsidiaries or previous merger or acquisition activity, we are not currently a “covered corporation” for this purpose. A repurchase that occurs in connection with a business combination with a U.S. target company might be subject to the Excise Tax, depending on the structure of the business combination and other transactions that might be engaged in during the relevant year. The amount of the Excise Tax is generally equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, there are certain other exceptions to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to issue regulations or other guidance to carry out, and to prevent the avoidance of, the Excise Tax. The Treasury and the Internal Revenue Service (the “IRS”) recently have issued preliminary guidance regarding the application of this excise tax, but there can be no assurance that this guidance will be finally adopted in its current form. Notwithstanding the foregoing, we will not use any of the funds held in the Trust Account to pay for any such excise tax liabilities owed by us prior to or in connection with the Extension, a business combination or our liquidation, and, as such, the per share price payable to shareholders exercising their redemption rights will not be reduced by payments required to be made by us under the Inflation Reduction Act of 2022.

If we were considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).

The Sponsor is controlled by or has substantial ties with non-U.S. persons domiciled outside the U.S. Acquisitions and investments by non-U.S. persons in certain U.S. businesses may be subject to rules or regulations that limit foreign ownership. CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the U.S. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings.

If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may not be able to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our public shareholders may only receive their pro rata share of amounts held in the Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Interests of the Initial Shareholders

When you consider the recommendation of the Board in favor of adoption of the Charter Amendment Proposal and the Trust Amendment Proposal, you should keep in mind that the Sponsor and our directors and officers (collectively, “Initial Shareholders”) have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder, including:

If an initial business combination is not completed by May 26, 2023 (or by August 26, 2023 subject to the Sponsor depositing $660,330 in the Trust Account for each one-month extension or $1,980,990 for a full three-month extension), VHNA will be required to liquidate. In such event:

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4,852,500 Class B ordinary shares held by the Sponsor, which were acquired prior to the IPO for an aggregate purchase price of $25,000, and the 150,000 Class B ordinary shares held by Mizuho, which were acquired at the consummation of IPO for an aggregate purchase price of $500,000, will be worthless. Such Class B ordinary shares will automatically convert into Class A ordinary shares of New Roadzen at the consummation of the Business Combination and had an aggregate market value of approximately $[            ] million based on the closing price of the Class A ordinary shares of

$[            ] per share on The Nasdaq Capital Market as of May [    ], 2023. The Sponsor, Mizuho and VHNA’s officers and directors waived their redemption rights and liquidation rights in connection with the purchase of the Founder Shares and no other consideration was paid for such agreement.

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8,638,500 Private Placement Warrants purchased by the Sponsor for $8,638,500 will be worthless. At the consummation of the Business Combination, such Private Placement Warrants would have an aggregate market value of approximately $[            ] million based on the closing price of $[            ] per public warrant on The Nasdaq Capital Market as of May [    ], 2023.

If a business combination is not completed by May 26, 2023 (or by August 26, 2023 subject to the Sponsor depositing $660,330 in the Trust Account for each one-month extension or $1,980,990 for a full three-month extension), Vahanna’s Initial Shareholders and Mizuho will lose a combined aggregate amount of approximately $[            ] million based on the closing price of the Class A ordinary shares at $[            ] per share and $[            ] per warrant on May [    ], 2023. Because of these interests, Vahanna’s Initial Shareholders and Mizuho could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the Class A ordinary shares declined to $5.00 per share after the close of the business combination, Vahanna’s public shareholders that purchased shares in the IPO would have a loss of $5.00 per share, while the Sponsor would have a gain of $4.995 per share because it acquired the Founder Shares for a nominal amount. In other words, the Sponsor can earn a positive rate of return on their investment even if public shareholders experience a negative rate of return in the Post-Combination Company. Other interests of Vahanna’s Initial Shareholders in the Business Combination are fully described in the preliminary proxy statement/prospectus on Form S-4 (File No. 333-269747) filed with the SEC on February 14, 2023 in connection with the proposed Merger and other matters.

PROPOSAL 1: THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend and restate the Charter to, among other things, modify the monthly amount that Vahanna LLC, our sponsor (the “Sponsor”), or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to implement the Board’s plan to extend the period of time to consummate a business combination (the “Extension”), in the event that the Company does not consummate a business combination within 18 months from the consummation of the IPO (May 26, 2023) (the “Current Termination Date”), if requested by the Sponsor and accepted by the Company, from $0.033 per outstanding share to the lesser of $0.033 per outstanding share and $225,000, and increase the maximum number of such monthly extensions from up to three times to up to twelve times (the termination date as so extended, the “Extended Termination Date”) by amending and restating the existing Charter in the form set forth in Annex A to the accompanying Proxy Statement. Under the Charter, the Company has until May 26, 2023 (or until August 26, 2023, subject to the Sponsor depositing $660,330 in the Trust Account for each one-month extension or $1,980,990 for a full three-month extension) to complete its initial business combination. Pursuant to the terms of the proposed Charter Amendment, in order to extend the time available for us to consummate our initial business combination, the Company must deposit the lesser of $0.033 per outstanding share and $225,000 into the Trust Account for each one (1)-month extension. The initial extension payment must be made on or prior to the Current Termination Date, while each of the other extension payments must be deposited into the Trust Account no fewer than five (5) calendar days prior to the then applicable termination date. The Sponsor or its affiliates is willing to make a monthly loan of the lesser of $0.033 per outstanding share and $225,000 to the Company. The loans will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. We will not effect the Charter Amendment if the redemption of public shares in connection therewith would cause us to have net tangible assets of less than $5,000,001.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its Charter to allow the Company to extend the time the Company has to consummate a business combination up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to May 26, 2024 by depositing in the Trust Account the lesser of $0.033 per outstanding share and $225,000 for each one-month extension.

As previously announced, the Company has entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) dated as of February 10, 2023, with Vahanna Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Roadzen, Inc., a Delaware corporation (“Roadzen”). Pursuant to the terms of the Merger Agreement, at the closing (the “Closing”) of the transactions contemplated thereby (the “Transactions”), a business combination between the Company and Roadzen will be effected through the merger of Merger Sub with and into Roadzen, with Roadzen surviving as a wholly-owned subsidiary of the Company (the “Merger”). Vahanna will be renamed as Roadzen Inc., after the Merger (“New Roadzen”).

Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination, and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. We will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a separate proxy statement/prospectus in relation thereto will be sent to all our shareholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before May 26,

2023 (the Current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before May 26, 2024. The Sponsor is willing to make a monthly loan of the lesser of $0.033 per outstanding share and $225,000 to the Company (we refer to each loan as a “Contribution”) so the Company can deposit into the Trust Account the Contribution amount as the extension payment for each one-month extension. The Contribution will be deposited in the Trust Account within five (5) business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the Charter Amendment is filed and has become effective. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor only upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

Our Board of Directors has determined that it is in the best interests of the Company to allow the Company to extend the time to complete a business combination up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to May 26, 2024, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

If the Charter Amendment Proposal is not approved and the Sponsor does not elect to extend the Current Termination Date by further funding the Trust Account and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our warrants to receive ordinary share upon the consummation of an initial business combination and the warrants will expire worthless.

You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Certain Material U.S. Federal Income Tax Consequences

The following discussion is a summary of certain United States federal income tax considerations for holders of our shares with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market tax accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies;

•	real estate investment trusts;

•	persons liable for alternative minimum tax;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transactions;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; or

•	passive foreign investment companies.

In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax.

In addition, this summary is limited to investors that hold our shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

We have not sought, and will not seek, a ruling from the IRS as to any United States federal income tax consequence described herein. The IRS may disagree with the tax consequences described herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described herein. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations for U.S. Holders

This section is addressed to U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (a “Redeeming U.S. Holder”). For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its shares of the Company and is:

•	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for United States federal income tax purposes (which we are likely to be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as described in that discussion.

Subject to the preceding, a Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the

Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A non-U.S. corporation (i.e., a British Virgin Islands business company) will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. Holder who held our securities at any time that we were considered to be a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed above, under the heading “Redemption of Shares”); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules:

•

any gain or “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. H the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the New York Stock Exchange, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (“Redeeming Non-U.S. Holders). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•

such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a dividend rather than a sale will not be subject to United States federal income tax, unless the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). Dividends that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to United States federal income tax at the same regular United States federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for United States federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Information Reporting and Backup Withholding

Dividend payments with respect to our Ordinary Shares and proceeds from the sale, exchange or redemption of our Ordinary Shares may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your Ordinary Shares.

Vote Required

Approval of the Charter Amendment requires the affirmative vote of a majority of the votes of the Ordinary Shares (in person or by proxy) entitled to vote thereon which were present at the Extraordinary General Meeting (in person or by proxy) and were voted. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Charter Amendment proposal.

PROPOSAL 2: THE TRUST AMENDMENT PROPOSAL

The proposed Trust Amendment would amend and restate the existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of November 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to, among other things, (a) allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to the Extended Termination Date by depositing into the Trust Account, for each one-month extension, the lesser of $0.033 per outstanding share and $225,000 and (b) provide that the Company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Charter Amendment and the Trust Amendment. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Trust Amendment

The Company is proposing to amend its Charter to allow the Company to extend the time the Company has to consummate a business combination up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to May 26, 2024 by depositing in the Trust Account the lesser of $0.033 per outstanding share and $225,000 for each one-month extension.

As previously announced, the Company has entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) dated as of February 10, 2023, with Vahanna Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Roadzen, Inc., a Delaware corporation (“Roadzen”). Pursuant to the terms of the Merger Agreement, at the closing (the “Closing”) of the transactions contemplated thereby (the “Transactions”), a business combination between the Company and Roadzen will be effected through the merger of Merger Sub with and into Roadzen, with Roadzen surviving as a wholly-owned subsidiary of the Company (the “Merger”). Vahanna will be renamed as Roadzen Inc., after the Merger (“New Roadzen”).

Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination, and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. We will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a separate proxy statement/prospectus in relation thereto will be sent to all our shareholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before May 26, 2023 (the Current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before May 26, 2024. The Sponsor is willing to make a monthly loan of the lesser of $0.033 per outstanding share and $225,000 to the Company (we refer to each loan as a “Contribution”) so the Company can deposit into the Trust Account the Contribution amount as the extension payment for each one-month extension. The Contribution will be deposited in the Trust Account within five (5) business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the Charter Amendment is filed and has become effective. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor only upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

Our Board of Directors has determined that it is in the best interests of the Company to allow the Company to extend the time to complete a business combination up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to May 26, 2024, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

If the Trust Amendment Proposal is not approved and the Sponsor does not elect to extend the Current Termination Date by further funding the Trust Account and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our warrants to receive ordinary share upon the consummation of an initial business combination and the warrants will expire worthless.

The amendment of Section 1(c) of the Trust Agreement ensures that the Company is not considered an investment company under the Investment Company Act upon consummation of the Extension.

Vote Required

Approval of the Trust Amendment requires the affirmative vote of 65% of the then outstanding ordinary shares of the Company, voting together as a single class. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Trust Amendment proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal in this proxy statement. If the Adjournment Proposal is not approved by our shareholders, the chairman of the meeting will not exercise his or her ability to adjourn the Extraordinary General Meeting to a later date (which he would otherwise have as the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal.

Vote Required

If a majority of the votes of the Ordinary Shares (in person or by proxy) entitled to vote thereon which were present and voted at the Extraordinary General Meeting vote for the Adjournment Proposal, the chairman of the Extraordinary General Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of May [    ], 2023.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
Vahanna LLC (2)(3)	4,852,500	19.4%
Karan Puri	—	—
Raahim Don	—	—
Saurav Adhikari	—	—
Ajay Shah	—	—
Diane B. Glossman	—	—
Rangarajan Sundaram	—	—
Abha Kumar	—	—
All officers and directors as a group (seven individuals)	—	—
Highbridge Capital Management, LLC (4)	1,900,950	—
Saba Capital Management, L.P. (5)	1,850,000	—
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust (6)	1,250,000	—

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 1230 Avenue of the Americas, 16th Floor, New York, NY 10020.
(2)

Interests shown consist solely of Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination on a one-for-one basis, subject to adjustment, as described elsewhere herein.

(3)

The Sponsor is the record holder of such shares. Vinode Ramgopal and Akshaya Bhargava are the managers of the Sponsor, and as such may be deemed to have shared beneficial ownership of the ordinary shares held directly by the Sponsor. Each of Mr. Ramgopal and Mr. Bhargava disclaims any beneficial ownership of the shares held by the Sponsor, except to the extent of his pecuniary interest therein.

(4)

According to a Schedule 13G/A filed on January 31, 2023, on behalf of Highbridge Capital Management, LLC, the aforementioned entity has beneficial ownership of the securities reported above and the business address of such entity is 277 Park Avenue, 23rd Floor, New York, NY 10172.

(5)

According to a Schedule 13G/A filed on February 14, 2023, on behalf of Saba Capital Management, L.P., Saba Capital Management GP, LLC and Boaz R. Weinstein, the aforementioned persons have beneficial ownership of the securities reported above and the business address of each such person is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

(6)

According to a Schedule 13G filed on February 8, 2022, on behalf of Calamos Market Neutral Income Fund, a series of Calamos Investment Trust, the aforementioned entity has beneficial ownership of the securities reported above and the business address of each such person is 2020 Calamos Court, Naperville, IL 60563.

WHERE CAN YOU FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment or the Adjournment by contacting us at the following address or telephone number:

1230 Avenue of the Americas, 16th Floor

New York, NY 10020

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali, LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: VHNA@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than May [    ], 2023.

Annex A

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

Vahanna Tech Edge Acquisition I Corp.

Incorporated the 22nd day of April 2021

Amended and Restated on the 3rd day of November 2021

Amended and Restated on the 4th day of November 2021

Amended and Restated on the 23rd day of November 2021

Amended and Restated on the [●] day of May 2023

Maples Corporate Services (BVI) Limited

Kingston Chambers

PO Box 173

Road Town, Tortola

British Virgin Islands

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

Vahanna Tech Edge Acquisition I Corp.

1	The name of the Company is Vahanna Tech Edge Acquisition I Corp..

2	The Company is a company limited by shares.

3

The first Registered Office of the Company shall be at the offices of Maples Corporate Services (BVI) Limited, Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands. The Directors or Members may from time to time change the Registered Office of the Company by Resolution of Directors or Resolution of Members.

4

The first Registered Agent of the Company will be Maples Corporate Services (BVI) Limited of Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands. The Directors or Members may from time to time change the Registered Agent of the Company by Resolution of Directors or Resolution of Members.

5	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the British Virgin Islands.

6	The liability of each Member is limited to the amount unpaid on such Member’s shares.

7	The Company is authorised to issue a maximum of 221,000,000 shares divided into three classes as follows:

7.1	200,000,000 class A ordinary shares with a par value of US$0.0001 each (the “Class A Shares”);

7.2	20,000,000 convertible class B ordinary shares with a par value of US$0.0001 each (the “Class B Shares”); and

7.3	1,000,000 preference shares with a par value of US$0.0001 each (the “Preference Shares”),

each Share having the rights and restrictions set out in the Memorandum and Articles. For the purposes of section 9 of the Statute, any rights, privileges, restrictions and conditions attaching to any of the Shares as provided for in the Memorandum and Articles are deemed to be set out and stated in full in the Memorandum.

8

The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the British Virgin Islands and to be discontinued in the British Virgin Islands.

9	Class A Shares confer upon the holder:

9.1	the right to one vote on any Resolution of Members;

9.2	the right to an equal share in any dividend paid by the Company in accordance with the Statute;

9.3	the right to an equal share in the distribution of the surplus assets of the Company; and

9.4	those rights as more fully described at Article 48.

10	Class B Shares confer upon the holder:

10.1	the right to one vote on any Resolution of Members;

10.2	the right to one vote on any resolution of the holders of Class B Shares in accordance with Article 28.1;

10.3	the right to an equal share in any dividend paid by the Company in accordance with the Statute;

10.4	the right to an equal share in the distribution of the surplus assets of the Company;

10.5	the right to convert such Class B Share into a Class A Shares in the circumstances specified in Article 18; and

10.6	those rights as more fully described at Article 48

11

The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and the Class B Shares shall vote together as a single class on all matters (subject to Article 10 and Article 28.1).

12

The Preference Shares shall have such rights as specified by the board of Directors pursuant to the Resolution of Directors approving the issue of such Preference Share(s), and in any such Resolution of Directors the board of Directors shall agree to amend and restate the Memorandum and Articles to fully set out such rights and instruct the registered agent of the Company to file the amended Memorandum and Articles with the Registrar. For the avoidance of doubt, the Directors shall not require any approval of the Members in respect of the issuance of Preference Shares and the related amendments to the Memorandum and Articles.

13	Shares may only be issued as registered shares and the Company is not authorised to issue bearer shares. Registered shares may not be exchanged for bearer shares or converted to bearer shares.

14	Capitalised terms that are not defined in this Memorandum of Association bear the respective meanings given to them in the Articles of Association of the Company.

15	Subject to the provisions of the Statute, the Company may from time to time amend the Memorandum of Association or the Articles of Association by Resolution of Members or Resolution of Directors.

We, Maples Corporate Services (BVI) Limited of Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands in our capacity as registered agent for the Company hereby apply to the Registrar for the incorporation of the Company this 22nd day of April 2021.

Incorporator

Sgd. Denery Moses

Denery Moses

Authorised Signatory

Maples Corporate Services (BVI) Limited

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

Vahanna Tech Edge Acquisition I Corp.

1	Interpretation

1.1	In the Articles, unless there is something in the subject or context inconsistent therewith:

“Affiliate”	means in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

“Alternate Director”	means a person appointed as an alternate director in accordance with the Statute and the Articles.

“Applicable Law”	means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

“Articles”	means these articles of association of the Company.

“Audit Committee”	means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).

“Business Combination”	means a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) must occur with one or more target businesses that together have an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust

Account) at the time of the agreement to enter into such Business Combination; and (b) must not be effectuated with another blank cheque company or a similar company with nominal operations.

“business day”	means any day other than a Saturday, a Sunday or legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.

“Class A Share”	has the meaning given to that term in Clause 7.1 of the Memorandum.

“Class B Share”	has the meaning given to that term in Clause 7.2 of the Memorandum.

“Clearing House”	means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

“Company”	means the above named company.

“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).

“Compensation Committee”	means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Directors”	means the directors for the time being of the Company.

“Distribution”	means any distribution (including an interim or final dividend).

“Electronic Communication”	means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

“Electronic Record”	has the same meaning as in the Electronic Transactions Act.

“Electronic Transactions Act”	means the Electronic Transactions Act, 2001 of the British Virgin Islands.

“Equity-linked Securities”	means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Founder”	means each Member immediately prior to the consummation of the IPO.

“Independent Director”	has the same meaning as in the rules and regulations of the Recognised Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.

“Initial Conversion Ratio”	has the meaning given to that term in Article 18.1.

“IPO”	means the Company’s initial public offering of securities.

“IPO Redemption”	has the meaning given to that term in Article 48.5.

“Management”	has the meaning given to that term in Article 50.1.

“Member”	has the same meaning as in the Statute.

“Memorandum”	means the memorandum of association of the Company.

“Over-Allotment Option”	means the option of the Underwriters to purchase up to an additional 15 per cent of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10.00 per unit, less underwriting discounts and commissions.

“Preference Share”	has the meaning given to that term in Clause 7.3 of the Memorandum.

“Public Share”	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.

“Recognised Exchange”	has the same meaning as in the Statute and includes, without limitation and notwithstanding any subsequent amendments to the Statute (or otherwise), the Nasdaq Global Market and any United States national securities exchange on which securities of the Company are listed for trading.

“Redemption Limitation”	has the meaning given to that term in Article 48.5.

“Redemption Price”	has the meaning given to that term in Article 48.5.

“Register of Members”	means the register of Members maintained in accordance with the Statute.

“Registered Agent”	means the registered agent for the time being of the Company.

“Registered Office”	means the registered office for the time being of the Company.

“Representative”	means a representative of the Underwriters.

“Resolution of Directors”

means:

(a) a resolution passed by a majority of votes of the Directors or a majority of votes of the members of a committee of the Directors as, being entitled to do so, vote at a meeting of the Directors or a meeting of a committee of the Directors; or

(b) a resolution in writing signed by a majority of the Directors or a majority of the members of a committee of the Directors, provided that, in each case, in respect of a resolution relating to the removal of any Director or the vacation of office of any Director, all of the Directors other than the Director who is the subject of such resolution must approve either by voting in favour of, or signing, such Resolution of Directors.

“Resolution of Members”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a written resolution signed by or on behalf of an absolute majority of the

Members. In computing the majority when a poll is demanded, and in the case of a written resolution, regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Seal”	means the common seal of the Company and includes every duplicate seal.

“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.

“Share”	means a share in the Company and includes a fraction of a share in the Company.

“Sponsor”	means Vahanna LLC, a limited liability corporation, and its successors or assigns.

“Statute”	means the BVI Business Companies Act of the British Virgin Islands.

“Tax Filing Authorised Person”	means such person as any Director shall designate from time to time, acting severally.

“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.

“Trust Account”	means the trust account established by the Company upon the consummation of the IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

“Underwriter”	means an underwriter of the IPO from time to time and any successor underwriter.

1.2	In the Articles:

(a)	words importing the singular number include the plural number and vice versa;

(b)	words importing the masculine gender include the feminine gender;

(c)	words importing persons include corporations as well as any other legal or natural person;

(d)	“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)	“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)

any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)

the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)	headings are inserted for reference only and shall be ignored in construing the Articles;

(j)	any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)

any requirements as to execution or signature under the Articles including the execution of the Memorandum and Articles themselves can be satisfied in the form of an electronic signature as provided for in the Electronic Transactions Act;

(l)	section 8(2) of the Electronic Transactions Act shall not apply;

(m)

the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect;

(n)	the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share;

(o)

the term “simple majority” in relation to a Resolution of Members means a majority of those entitled to vote on the resolution and actually voting on the resolution (and absent Members, Members who are present but do not vote, blanks and abstentions are not counted); and

(p)	the term “absolute majority” in relation to a Resolution of Members means a majority of all those entitled to vote on the resolution regardless of how many actually vote or abstain.

2	Commencement of Business

2.1	The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2	The Directors may pay, out of any monies of the Company, all expenses incurred in the formation and establishment of the Company, including the expenses of incorporation.

3	Issue of Shares and other Securities

3.1

Subject to the Statute and the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Distribution, voting, return of investment or otherwise and to such persons, at such times, for such consideration, and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion as set out in the Articles. A bonus share issued by the Company shall be deemed to have been fully paid for on issue.

3.2

The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3

The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the Securities and Exchange Commission and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

3.4	Section 46 of the Statute does not apply to the Company.

4	Register of Members

4.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2

Where Shares are listed on a Recognised Exchange, the Directors may determine that the Company shall maintain or cause to be maintained its Register of Members in such manner and form as is customary for such Recognised Exchange.

5	Closing Register of Members and Fixing Record Date

5.1

For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2

In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Distribution, or in order to make a determination of Members for any other purpose.

5.3

If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at a meeting of Members or Members entitled to receive payment of a Distribution, the date on which notice of the meeting is sent or the date on which the Resolution of Directors resolving to pay such Distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6	Certificates for Shares

6.1

A Member shall only be entitled to a share certificate if the Directors resolve by Resolution of Directors that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors or shall be given under Seal. The Directors may authorise certificates to be issued with the authorised signature(s) or Seal affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and subject to the Articles no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2

The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3

If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4

Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5

Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7	Transfer of Shares

7.1

Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units issued pursuant to the Articles on terms that cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option, warrant or unit.

7.2

The instrument of transfer of any Share shall be in writing or in a form prescribed by the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if registration as a holder of the Shares imposes a liability to the Company on the transferee, signed by or on behalf of the transferee), contain the name and address of the transferee and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

7.3

Where Shares are listed on a Recognised Exchange in accordance with Section 54A of the Statute, the Shares may be transferred without the need for a written instrument of transfer if the transfer is carried out in accordance with the law, rules, procedures and other requirements applicable to shares listed on the Recognised Exchange and Articles 7.1 and 7.2 shall be interpreted accordingly.

8	Redemption, Repurchase and Surrender of Shares

8.1

Subject to the provisions of the Statute (save that sections 60, 61 and 62 of the Statute shall not apply to the Company) and, where applicable, the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the terms attached to Shares, as specified in the Memorandum and the Articles, may provide for such Shares to be redeemed or to be liable to be redeemed at the option of the Member or the Company. With respect to redeeming or repurchasing the Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 48;

(b)

Class B Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration on a pro-rata basis to the extent that the Over-Allotment Option is not exercised in full so that the Sponsor will own 20 per cent of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)	Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Article 48.

8.2

Subject to the provisions of the Statute (save that sections 60, 61 and 62 of the Statute shall not apply to the Company) and, where applicable, the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable

Law, the Company may purchase or otherwise acquire its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in this Article 8 above shall not require further approval of the Members.

8.3	The Company may make a payment in respect of the redemption, purchase or other acquisition of its own Shares in any manner permitted by the Statute.

8.4

The Directors may accept the surrender for no consideration of any fully paid Share including, for the avoidance of doubt, a Treasury Share. Any such surrender shall be in writing and signed by the Member holding the Share or Shares.

9	Treasury Shares

9.1	Subject to the Statute, the Directors may, prior to the purchase, redemption or surrender of any Share, resolve by Resolution of Directors that such Share shall be held as a Treasury Share.

9.2	The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10	Variation of Rights of Shares

10.1

Subject to Article 3.2, if at any time the authorised Shares are divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of Article 18, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2

For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11	Commission on Sale of Shares

The Company may pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or, subject to the Statute, the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

12	Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

13	Lien on Shares

13.1

The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2

The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently due and payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3

To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4

The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14	Call on Shares

14.1

Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares, and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2	A call shall be deemed to have been made at the time when the Resolution of Directors authorising such call was passed.

14.3	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4

If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5

An amount payable in respect of a Share on issue or allotment or at any fixed date shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6	The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7

The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8

No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a dividend or other Distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15	Forfeiture of Shares

15.1

If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2

If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a Resolution of Directors. Such forfeiture shall include all Distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3

A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4

A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5

A certificate in writing under the hand of one Director or officer of the Company that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6

The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time as if it had been payable by virtue of a call duly made and notified.

16	Transmission of Shares

16.1

If a Member dies the survivor or survivors (where he was a joint holder) or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2

Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

16.3

A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles) the Directors may thereafter withhold payment of all Distributions or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17	Offices and Places of Business

Subject to the provisions of the Statute, the Company may by Resolution of Directors or Resolution of Members change the location of its Registered Office and its Registered Agent, provided that the Company’s Registered Office shall at all times be the office of the Registered Agent. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

18	Class B Ordinary Share Conversion

18.1	Class B Shares shall convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”):

(a)	at any time and from time to time at the option of the holders thereof; or

(b)	automatically concurrently with or immediately following the consummation of a Business Combination.

18.2

Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the consummation of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor or its Affiliates upon conversion of working capital loans made to the Company.

18.3

Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in subject to Article 10.

18.4

The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original registration of these Articles with the Registry of Corporate Affairs in the British Virgin Islands without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

18.5

Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

18.6

References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

18.7	Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.

19	General Meetings

19.1	All general meetings other than annual general meetings shall be called extraordinary general meetings.

19.2

The Company may, but shall not be obliged to, in each year hold a general meeting as its annual general meeting, and, where called, shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint.

19.3

The Directors by Resolution of Directors, or the chairman of the board of Directors, may call general meetings, and the Directors shall on a Members’ requisition forthwith proceed to convene an extraordinary general meeting of the Company.

19.4

A Members’ requisition is a requisition of Members holding at the date of deposit of the requisition not less than ten per cent. in par value (if all the issued Shares have a par value), or otherwise by number of the issued Shares which as at that date carry the right to vote in respect of the matter for which the meeting is requested.

19.5

The Members’ requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

19.6

If there are no Directors as at the date of the deposit of the Members’ requisition or if the Directors do not within twenty-one days from the date of the deposit of the Members’ requisition duly proceed to convene a general meeting to be held within a further twenty-one days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of the requisitionists, may themselves convene a general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said twenty-one day period.

19.7	A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

19.8

Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

20	Notice of General Meetings

20.1

At least ten clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)

in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety five per cent. in par value (if all the issued Shares have a par value), or otherwise by number of the Shares giving that right.

20.2

Notwithstanding any other provision of the Articles, the accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice, or the accidental failure to refer in any notice or other document to a meeting as an “annual general meeting” or “extraordinary general meeting”, as the case may be, shall not invalidate the proceedings of that general meeting.

21	Proceedings at General Meetings

21.1

No business shall be transacted at any general meeting unless a quorum is present. The holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

21.2

A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

21.3

A resolution in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall, without the need for any advance notice, be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

21.4

If a quorum is not present within half an hour from the time appointed for the meeting to commence or if during such a meeting a quorum ceases to be present, the meeting, if convened upon a Members’ requisition, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

21.5

The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

21.6

If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

21.7

The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

21.8

When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

21.9

If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

21.10

When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

21.11

A resolution put to the vote of the meeting shall be decided on a show of hands unless before, or on the declaration of the result of, the show of hands, the chairman demands a poll, or any other Member or Members collectively present in person or by proxy (or in the case of a corporation or other non-natural person, by its duly authorised representative or proxy) and holding at least ten per cent. in par value (if all the issued Shares have a par value), or otherwise by number of the Shares giving a right to attend and vote at the meeting demand a poll.

21.12

Unless a poll is duly demanded and the demand is not withdrawn a declaration by the chairman that a resolution has been carried or carried unanimously, or by a particular majority, or lost or not carried by a particular majority, and an entry to that effect in the minutes of the proceedings of the meeting shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

21.13	The demand for a poll may be withdrawn.

21.14

Except on a poll demanded on the election of a chairman or on a question of adjournment, a poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

21.15

A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

21.16	In the case of an equality of votes, whether on a show of hands or on a poll, the chairman shall not be entitled to a second or casting vote.

22	Votes of Members

22.1

Subject to any rights or restrictions attached to any Shares, on a show of hands every Member who (being an individual) is present in person or by proxy or, if a corporation or other non-natural person is present by its duly authorised representative or by proxy, shall have one vote and on a poll every Member present in any such manner shall have one vote for every Share of which he is the holder.

22.2

In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

22.3

A Member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

22.4

No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then due and payable by him in respect of Shares have been paid.

22.5

No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

22.6

On a poll or on a show of hands votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall state which proxy is entitled to vote on a show of hands and shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

22.7

On a poll, a Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

23	Proxies

23.1

The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

23.2

The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

23.3

The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

23.4

The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

23.5

Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

24	Corporate Members

24.1

Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

24.2

If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

25	Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company (including Treasury Shares) shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

26	Directors

26.1

There shall be a board of Directors consisting of not less than one person (exclusive of Alternate Directors) provided however that the Company may by Resolution of Members increase or reduce the limits in the number of Directors.

26.2	Directors shall be appointed for a term of two years. Except as the Statute or other Applicable Law may otherwise require:

(a)	prior to the consummation of a Business Combination, in the interim between the appointment of a Director in accordance with Article 28 and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director;

(b)

after the consummation of a Business Combination, in the interm between annual general meetings or extraordinary general meetings called for the appointment of Directors and / or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director;

26.3

All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been appointed and qualified.

27	Powers and Duties of Directors

27.1

Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Resolution of Members, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

27.2

All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

27.3

The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

27.4

The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

27.5	Section 175 of the Statute shall not apply to the Company.

28	Appointment and Removal of Directors

28.1

Prior to the consummation of a Business Combination, the Company may by resolution of the holders of the Class B Shares appoint any person to be a Director or may by resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the consummation of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

28.2	After the consummation of a Business Combination, the Company may by Resolution of Members appoint any person to be a Director or may by Resolution of Members remove any Director.

28.3

The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

28.4	Sections 114(2) and 114(3) of the Statute shall not apply to the Company.

28.5

Prior to the consummation of a Business Combination, Article 28.1 may only be amended by a Resolution of Members passed by at least a majority of such Members (which shall include an absolute majority of the holders of Class B Shares) as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution has been given.

29	Vacation of Office of Director

The office of a Director shall be vacated if:

(a)	the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)

the Director absents himself (for the avoidance of doubt, without being represented by proxy or an Alternate Director appointed by him) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a Resolution of Directors confirming that he has by reason of such absence vacated office; or

(c)	the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)	the Director is found to be or becomes of unsound mind; or

(e)

all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by Resolution of Directors passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by Resolution of Directors in writing signed by all of the other Directors; or

(f)	the Director becomes disqualified to act as a Director under section 111 of the Statute.

30	Proceedings of Directors

30.1

The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office. A person who holds office as an Alternate Director shall, if his appointor is not present, be counted in the quorum. A Director who also acts as an Alternate Director shall, if his appointor is not present, count twice towards the quorum.

30.2

Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote. A Director who is also an Alternate Director shall be entitled in the absence of his appointor to a separate vote on behalf of his appointor in addition to his own vote.

30.3

A person may participate in a meeting of the Directors or a meeting of any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

30.4

A Resolution of Directors in writing (in one or more counterparts) signed by a majority of the Directors or a majority of the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution (an Alternate Director being entitled to sign such a resolution on behalf of his appointor and if such Alternate Director is also a Director, being entitled to sign such resolution both on behalf of his appointer and in his capacity as a Director) shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

30.5

A Director or Alternate Director may, or other officer of the Company on the direction of a Director or Alternate Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director and Alternate Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors (or their alternates) either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

30.6

The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

30.7

The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

30.8

All acts done by any meeting of the Directors or of a committee of the Directors (including any person acting as an Alternate Director) shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or Alternate Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director or Alternate Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

30.9

A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

31	Presumption of Assent

A Director or Alternate Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director or Alternate Director who voted in favour of such action.

32	Directors’ Interests

32.1

A Director or Alternate Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

32.2

A Director or Alternate Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director or Alternate Director.

32.3

A Director or Alternate Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director or Alternate Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

32.4

No person shall be disqualified from the office of Director or Alternate Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or Alternate Director shall be in any way interested be or be liable to be avoided, nor shall any Director or Alternate Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director or Alternate Director holding office or of the fiduciary relationship thereby established. A Director (or his Alternate Director in his absence) shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director or Alternate Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

32.5

Any notice that a Director or Alternate Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be deemed a general notice of such interest for the purposes of the Statute and be sufficient disclosure for the purposes of voting on a Resolution of Directors in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give a general or special notice relating to any particular transaction.

33	Minutes

The Directors shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors or Alternate Directors present at each meeting.

34	Delegation of Directors’ Powers

34.1

Subject to the Statute, the Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee and the Compensation Committee). They may also, subject to the Statute, delegate to any managing director or any Director holding any other executive office such of their powers, authorities and discretions as they consider desirable to be exercised by him provided that an Alternate Director may not act as managing director and the appointment of a managing director shall be revoked forthwith if he ceases to be a Director. Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

34.2

Subject to the Statute, the Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

34.3

The Directors may adopt formal written charters for committees. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee and the Compensation Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Recognised Exchange, the Audit Committee and the Compensation Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

34.4

Subject to the Statute, the Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

34.5

Subject to the Statute, the Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

34.6

The Directors may appoint such officers of the Company (including, for the avoidance of doubt and without limitation, a Chairman, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the board of Directors) as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an officer of the Company may be removed by Resolution of Directors or Resolution of Members. An officer of the Company may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

35	Alternate Directors

35.1	Any Director (but not an Alternate Director) may appoint any other Director, or any other person willing to act, to be his Alternate Director.

35.2	An Alternate Director shall cease to be an Alternate Director if his appointor ceases to be a Director.

35.3	Any appointment or removal of an Alternate Director shall be undertaken in accordance with the Statute.

35.4	An Alternate Director shall have the rights and shall be subject to the liabilities described in the Statute in relation to his acts or omissions while appointed as an Alternate Director.

36	No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

37	Remuneration of Directors

37.1

The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

37.2

The Directors may by Resolution of Directors approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

38	Seal

38.1	The Company shall have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors.

38.2

The Company may have for use in any place or places outside the British Virgin Islands a duplicate Seal or Seals each of which shall be a facsimile of the Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

38.3

A Director or officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed wheresoever.

39	Dividends, Distributions and Reserve

39.1

Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve by Resolution of Directors to pay Distributions on Shares in issue and authorise payment of the Distributions out of the funds of the Company lawfully available therefor. A dividend shall be deemed to be an interim dividend unless the terms of the Resolution of Directors pursuant to which the Directors resolve to pay such dividend specifically state that such dividend shall be a final dividend. No Distribution shall be authorised if such Distribution would cause the Company or its Directors to be in breach of the Statute.

39.2

Except as otherwise provided by the rights attached to any Shares, all Distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Distributions as from a particular date, that Share shall rank for Distributions accordingly.

39.3	The Directors may deduct from any Distribution payable to any Member all sums of money (if any) payable by him to the Company on account of calls or otherwise.

39.4

The Directors may resolve by Resolution of Directors that any Distribution or redemption be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

39.5

Except as otherwise provided by the rights attached to any Shares, Distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

39.6

The Directors may, before resolving to pay any Distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

39.7

Any Distribution, redemption payment, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any dividends, other Distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

39.8	No Distribution or redemption payment shall bear interest against the Company.

39.9

Any Distribution or redemption payment which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the dividend or other Distribution shall remain as a debt due to the Member. Any Distribution or redemption payment which remains unclaimed after a period of six years from the date on which such Distribution or redemption payment becomes payable shall be forfeited and shall revert to the Company.

40	Books of Account

40.1

The Directors shall cause proper books of account (including, where applicable, underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company, in accordance with the Statute.

40.2

The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

40.3

The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

41	Audit

41.1	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

41.2

Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Recognised Exchange, and if required by the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

41.3

If the Shares (or depositary receipts therefor) are listed or quoted on the Recognised Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

41.4	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

41.5

If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

41.6

Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

41.7

Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment and at any other any time during their term of office, upon request of the Directors or any general meeting of the Members.

41.8

Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors by Resolution of Directors, with any Director interested in such payment abstaining from such review and approval.

41.9

The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

41.10

At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

42	Notices

42.1

Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, fax or email to him or to his address as shown in the Register of Members (or where the notice is given by email by sending it to the email address provided by such Member). Any notice, if posted from one country to another, is to be sent by airmail. Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Recognised Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

42.2	Where a notice is sent by:

(a)

courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)

post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the British Virgin Islands) following the day on which the notice was posted;

(c)	cable or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)

email or other Electronic Communication service; shall be deemed to be effected by transmitting the email to the email address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the email to be acknowledged by the recipient; and

(e)	placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

42.3

A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

42.4

Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

43	Winding Up

43.1

If the Company shall be wound up the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, including, for the avoidance of doubt, pursuant to Article 48, each Share will rank pari passu with each other Share in relation to the distribution of surplus assets on a winding up.

43.2

If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and subject to contrary direction by Resolution of Members, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, subject to contrary direction by Resolution of Members, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, subject to contrary direction by Resolution of Members, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

44	Indemnity and Insurance

44.1

Subject to the Statute, every Director and officer of the Company (which for the avoidance of doubt, shall not include Auditors), together with every former Director and former officer of the Company (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

44.2

Subject to the Statute, the Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified

Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

44.3

The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

45	Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

46	Transfer by Way of Continuation

The Company shall, subject to the provisions of the Statute and with the approval of a Resolution of Members, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the British Virgin Islands and to be deregistered in the British Virgin Islands.

47	Mergers and Consolidations

The Company shall, subject to the provisions of the Statute and (if required) with the approval of a Resolution of Members, have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute), upon such terms as the Directors may determine.

48	Business Combination

48.1

Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

48.2	Prior to the consummation of a Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)

provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 upon consummation of such Business Combination. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

48.3

If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

48.4

At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Resolution of Members, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.

48.5

Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).

48.6

A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

48.7

In the event that the Company does not consummate a Business Combination within 15 months from the consummation of the IPO (or (i) 18 months from the consummation of the IPO if the Company has filed a proxy statement, registration statement or similar filing for a Business Combination but has not completed such Business Combination within 15 months from the consummation of the IPO, (ii) up to 30 months if such date is extended as described in Article 48.8 below), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under British Virgin Islands law to provide for claims of creditors and other requirements of Applicable Law.

48.8

Notwithstanding Article 48.7 or any other provision of the Articles, without approval of the Members, the Directors may, by Resolution of Directors if requested by the Sponsor and upon five days advance notice prior to the applicable deadline, extend the period of time to consummate a Business Combination by up to fifteen times, each by an additional one month (for a total of up to 30 months to consummate a Business Combination), subject to the Sponsor, or its Affiliates or designees, depositing in proceeds into the Trust Account on or prior to the date of the applicable deadline in the case of each one-month extension, the lesser of US$0.033 per outstanding share and US$225,000, in proceeds into the Trust Account on or prior to the date of the applicable deadline.

48.9

The Company shall provide notice to the Members that an extension will be effected at least three days prior to the applicable deadline, and shall confirm receipt of the required proceeds into the Trust Account on the day following the applicable deadline.

48.10	In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 15 months from the consummation of the IPO (or (i) 18 months from the consummation of the IPO if the Company has filed a proxy statement, registration statement or similar filing for a Business Combination but has not completed such Business Combination within 15 months from the consummation of the IPO, (ii) up to 30 months if such date is extended as described in Article 48.8), or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

48.11

A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

48.12

After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with Public Shares on a Business Combination.

48.13	The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)	any Director or Officer and any Affiliate of such Director or Officer.

48.14

A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

48.15

As long as the securities of the Company are listed on the Nasdaq Global Market, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be effectuated with another blank cheque company or a similar company with nominal operations.

48.16

The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to consummate a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

49	Certain Tax Filings

Each Tax Filing Authorised Person and any such other person, acting alone, as any Director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

50	Business Opportunities

50.1

To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

50.2

Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

50.3

To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

We, Maples Corporate Services (BVI) Limited of Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands in our capacity as registered agent for the Company hereby apply to the Registrar for the incorporation of the Company this 22nd day of April 2021.

Incorporator

Sgd. Denery Moses

Denery Moses

Authorised Signatory

Maples Corporate Services (BVI) Limited

Annex B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of May    , 2023, to the Trust Agreement (as defined below) is made by and between Vahanna Tech Edge Acquisition I Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of November 22, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(c) of the Trust Agreement sets forth the manner in which the funds held in trust by the Trustee may be held;

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, The Sponsor is willing to make a monthly loan of the lesser of $0.033 per outstanding share and $225,000 to the Company (we refer to each loan as a “Contribution”) so the Company can deposit into the Trust Account the Contribution amount as the extension payment for each one-month extension;

WHEREAS, at a extraordinary general meeting of the Company held on May    , 2023 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend and restate (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to, among other things, modify the monthly amount that Vahanna LLC, our sponsor (the “Sponsor”), or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) in order to implement the Board’s plan to extend the period of time to consummate a business combination (the “Extension”), in the event that the Company does not consummate a business combination within 18 months from the consummation of the IPO (May 26, 2023) (the “Current Termination Date”), if requested by the Sponsor and accepted by the Company, from $0.033 per outstanding share to the lesser of $0.033 per outstanding share and $225,000, and increase the maximum number of such monthly extensions from up to three times to up to twelve times (the termination date as so extended, the “Extended Termination Date”) (ii) proposal to amend and restate the Trust Agreement to, among other things, (a) allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to the Extended Termination Date by depositing into the Trust Account, for each one-month extension, the lesser of $0.033 per outstanding share and $225,000 and (b) provide that the Company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Charter Amendment and the Trust Amendment; and

NOW THEREFORE, IT IS AGREED:

1. Section 1(c) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(c) The Trustee will hold the Property in Trust entirely in cash in an interest-bearing demand deposit account at a bank”.

2. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or

Chairman of the Board and Secretary or Assistant Secretary, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (A) the date that is 18 months after the closing of the IPO (“Closing”), or (B) if the President, Chief Executive Officer or Chairman of the Board extends the time to complete the Business Combination by one (1) month, the date that is 19 months after the Closing, provided that the Company deposits the Contribution into the Trust Account on or prior to the date that is 18 months after the Closing, or (C) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 20 months after the Closing, provided that the Company deposits the Contribution into the Trust Account on or prior to the date that is 19 months after the Closing, or (D) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 21 months after the Closing, provided that the Company deposits the Contribution into the Trust Account on or prior to the date that is 18 months after the Closing; or (E) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 22 months after the Closing, provided that the Company deposits the Contribution into the Trust Account on or prior to the date that is 21 months after the Closing; or (F) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 23 months after the Closing, provided that the Company deposits the Contribution into the Trust Account on or prior to the date that is 22 months after the Closing; or (G) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 24 months after the Closing, provided that the Company deposits the Contribution into the Trust Account on or prior to the date that is 23 months after the Closing; or (H) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 25 months after the Closing, provided that the Company deposits the Contribution into the Trust Account on or prior to the date that is 24 months after the Closing; or (I) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 26 months after the Closing, provided that the Company deposits the Contribution into the Trust Account on or prior to the date that is 25 months after the Closing; or (J) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 27 months after the Closing, provided that the Company deposits the Contribution into the Trust Account on or prior to the date that is 26 months after the Closing; or (K) if the President, Chief Executive Officer or Chairman of the Boards further extends the time to complete the Business Combination by an additional 1-month period, the date that is 28 months after the Closing, provided that the Company deposits the Contribution into the Trust Account on or prior to the date that is 27 months after the Closing; or (L) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 29 months after the Closing, provided that the Company deposits the Contribution into the Trust Account on or prior to the date that is 28 months after the Closing; or (M) if the President, Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 30 months after the Closing, provided that the Company deposits the Contribution into the Trust Account on or prior to the date that is 29 months after the Closing; but if the Company has not completed the Business Combination within the applicable monthly anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date. For example, if during the 12-month period spanning 18 months and 30 months after the Closing, the Company does not deposit the Contribution into the Trust Account by the last day of the 10th month, then the Last Date shall be the last day of the 10th month. The form of any extension contemplated by this Section 1(i) shall be in substantially the form attached hereto as Exhibit E.”

3. Exhibit E of the Trust Agreement is hereby added in its entirety as follows:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account No. [      ] Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Vahanna Tech Edge Acquisition I Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of November 22, 2021 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from                to                  (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Contribution, which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

VAHANNA TECH EDGE ACQUISITION I CORP
By:
Name:
Title:

cc:

Mizuho Securities USA LLC

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:

Name: Francis Wolf

Title: Vice President

VAHANNA TECH EDGE ACQUISITION I CORP.

By:

Name: Karan Puri

Title: Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK «« « EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

VAHANNA TECH EDGE ACQUISITION I CORP.	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May [ ], 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend:

www.cstproxy.com/vahannatech/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark your votes like this

1. Proposal No. 1 —	FOR	AGAINST	ABSTAIN	2. Proposal No. 2 —	FOR	AGAINST	ABSTAIN

APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE COMPANY’S AMENDED AND RESTATED    MEMORANDUM AND ARTICLES OF ASSOCIATION in the form set forth in Annex A to the accompanying Proxy Statement —

to, among other things, modify the monthly amount that Vahanna LLC or its affiliates or designees must deposit into the Company’s trust account in order to extend the period of time to consummate a business combination, in the event that the Company does not consummate a business combination within 18 months from the consummation of the IPO (May 26, 2023) if requested by the Sponsor and accepted by the Company, from $0.033 per outstanding share to the lesser of $0.033 per outstanding share and $225,000, and increase the maximum number of such monthly extensions from up to three times to up to twelve times.

APPROVAL OF AN AMENDMENT AND RESTATMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT —

to, among other things, (a) allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from May 26, 2023 to the Extended Termination Date by depositing into the Trust Account, for each one-month extension, the lesser of $0.033 per outstanding share and $225,000 and (b) provide that the Company shall hold the trust assets solely in cash in an interest-bearing demand deposit account at a bank from and after the effectiveness of the Charter Amendment and the Trust Amendment.

3.  Proposal No. 3 —

APPROVAL OF

ADJOURNMENT —

to direct the Chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the meeting, there are not sufficient votes to approve the Proposals 1 and 2.

					FOR	AGAINST	ABSTAIN

CONTROL NUMBER

Signature                                                                                                                                                        Signature,                                                  if                                                              held jointly                                                                                          Date                    , 2023

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. If signing as a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Internet Availability of

Proxy Materials for the Extraordinary General Meeting of

VAHANNA TECH EDGE ACQUISITION I CORP.

To view the 2023 Proxy Statement and to attend the

Extraordinary General Meeting, please go

to:https://www.cstproxy.com/vahannatech /2023

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

VAHANNA TECH EDGE ACQUISITION I CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Karan Puri, with full power of substitution, as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of Vahanna Tech Edge Acquisition I Corp., to be held at the offices of Winston & Strawn LLP located at 200 Park Avenue, New York, NY 10166 and also virtually at https://www.cstproxy.com/vahannatech/2023 and via teleconference as described in the Proxy Statement on May [  ], 2023 at [  ] Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there present on all matters set forth in the Notice of Extraordinary General Meeting, dated May [  ] 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NOS. 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, UNLESS SUCH AUTHORITY IS WITHHELD ON THIS PROXY CARD, THE PROXIES WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued, and to be marked, dated and signed, on the other side)

Signature                                                                                                                    Signature, if held jointly                                                                                  Date                            , 2023

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. If signing as a corporation or partnership, please sign in full corporate or partnership name by authorized officer.